                           PAINEWEBBER CASHFUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber Cashfund, Inc. ('Fund') is a professionally managed, no load money market fund designed to provide investors with current income, stability of principal and high liquidity. The Fund's investment adviser, administrator and distributor is PaineWebber Incorporated ('PaineWebber'); its sub-adviser is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber. Mitchell Hutchins also serves as the Fund's sub-administrator. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated August 1, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated August 1, 1998.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

     YIELDS AND RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the Fund invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ('NRSROs') represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     The Fund may only purchase securities that are 'First Tier Securities.' To qualify as a First Tier Security, a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced. If a security in the Fund's portfolio ceases to be a First Tier Security, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins, and in certain cases the Fund's board of directors ('board'), will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO may continue to be considered a First Tier Security.

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     VARIABLE AND FLOATING RATE DEMAND INSTRUMENTS.  The Fund may invest in variable and floating rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, the Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of its net assets. Such agreements involve the sale of securities held by the Fund subject to its obligation to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See 'Investment Policies and Restrictions--Segregated Accounts.'

     ILLIQUID SECURITIES. The Fund will not invest more than 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board.

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To the extent the Fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.

     Restricted securities are not registered under the Securities Act of 1933 ('1933 Act') and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Fund and reports periodically on such decisions to the board.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions--Segregated Accounts.'

     SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, the Fund will maintain with an approved custodian in a segregated account

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cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

     LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

     Pursuant to procedures adopted by the board governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

     INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The Fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

              The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securites will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage-and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

              The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act'), and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

              The following interpretation applies to, but is not a part of, this fundamental restriction. The Fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by the board without shareholder approval.

     The Fund will not:

          (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act (and except that the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act) and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

          (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The directors and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Margo N. Alexander**; 51          Director and     Mrs. Alexander is president, chief executive officer and a director of Mitchell
                                   President         Hutchins (since January 1995) and an executive vice president and director of
                                                     PaineWebber (since March 1984). Mrs. Alexander is a president and a director or trustee of 31 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Richard Q. Armstrong; 63            Director       Mr. Armstrong is chairman and principal of RQA Enterprises (management
78 West Brother Drive                                consulting firm) (since April 1991 and principal occupation since March 1995).
Greenwich, CT 06830                                  Mr. Armstrong was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and spar-
                                                     kling/still waters) (October 1993-March 1995). He was a partner of the New
                                                     England Consulting Group (management consulting firm) (December 1992-September
                                                     1993). He was managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet Hennessey Corpora-
                                                     tion) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin
                                                     & Somerset Company (1987-1991). Mr. Armstrong is a director or trustee of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

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
                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
E. Garrett Bewkes, Jr.**; 71      Director and     Mr. Bewkes is a director of Paine Webber Group Inc. ('PW Group') (holding
                                Chairman of the      company of PaineWebber and Mitchell Hutchins). Prior to December 1995, he was
                               Board of Directors    a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is a director of Interstate Bakeries Corporation and NaPro Bio-Therapeutics,
                                                     Inc. Mr. Bewkes is a director or trustee of 31 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard R. Burt; 51                 Director       Mr. Burt is chairman of IEP Advisors, Inc. (international investments and
1275 Pennsylvania Avenue,                            consulting firm) (since March 1994) and a partner of McKinsey & Company (man-
N.W.                                                 agement consulting firm) (since 1991). He is also a director of
Washington, D.C. 20004                               Archer-Daniels-Midland Co. (agricultural commodities), Hollinger International
                                                     Co. (publishing), Homestake Mining Corp., Powerhouse Technologies Inc. and
                                                     Wierton Steel Corp. He was the chief negotiator in the Strategic Arms
                                                     Reduction Talks with the former Soviet Union (1989-1991) and the U.S.
                                                     Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is a
                                                     director or trustee of 30 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Mary C. Farrell**; 48               Director       Ms. Farrell is a managing director, senior investment strategist, and member of the Investment Policy Committee of PaineWebber. Ms. Farrell joined PaineWeb-
                                                     ber in 1982. She is a member of the Financial Women's Association and Women's
                                                     Economic Roundtable, and appears as a regular panelist on Wall $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York
                                                     University's Stern School of Business. Ms. Farrell is a director or trustee of
                                                     30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

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
                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Meyer Feldberg; 56                  Director       Mr. Feldberg is Dean and Professor of Management of the Graduate School of
Columbia University                                  Business, Columbia University. Prior to 1989, he was president of the Illinois
101 Uris Hall                                        Institute of Technology. Dean Feldberg is also a director of Primedia Inc.,
New York, New York 10027                             Federated Department Stores, Inc. and Revlon, Inc. Dean Feldberg is a director or trustee of 32 investment companies for which Mitchell Hutchins, PaineWebber or their affiliates serves as investment adviser.

George W. Gowen; 68                 Director       Mr. Gowen is a partner in the law firm of Dunnington, Bartholow & Miller. Prior
666 Third Avenue                                     to May 1994, he was a partner in the law firm of Fryer, Ross & Gowen. Mr.
New York, New York 10017                             Gowen is a director of Columbia Real Estate Investments, Inc. Mr. Gowen is a
                                                     director or trustee of 30 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Frederic V. Malek; 61               Director       Mr. Malek is chairman of Thayer Capital Partners (merchant bank). From January
1455 Pennsylvania Avenue,                            1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990
N.W.                                                 to 1992, he was vice chairman and, from 1989 to 1990, he was president of
Suite 350                                            Northwest Airlines Inc., NWA Inc. (holding company of Northwest Airlines Inc.)
Washington, D.C. 20004                               and Wings Holdings Inc. (holding company of NWA Inc.). Prior to 1989, he was employed by the Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc., (management consulting and computer related services), Automatic Data Processing, Inc., CB Commercial Group, Inc. (real estate services), Choice Hotels International (hotel and hotel franchising),
                                                     FPL Group, Inc. (electric services), Manor Care, Inc. (health care) and
                                                     Northwest Airlines Inc. Mr. Malek is a director or trustee of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Carl W. Schafer; 62                 Director       Mr. Schafer is president of the Atlantic Foundation (charitable foundation
66 Witherspoon Street #1100                          supporting mainly oceanographic exploration and research). He is a director of
Princeton, NJ 08542                                  Base Ten Systems, Inc. (software), Roadway Express, Inc. (trucking), The
                                                     Guardian Group of Mutual Funds, the Harding, Loevner Funds, Evans Systems,
                                                     Inc. (motor fuels, convenience store and diversified company), Electronic
                                                     Clearing House, Inc. (financial transactions processing), Frontier Oil
                                                     Corporation and Nutraceutix, Inc. (biotechnology company). Prior to January
                                                     1993, he was chairman of the Investment Advisory Committee of the Howard
                                                     Hughes Medical Institute. Mr. Schafer is a director or trustee of 30 in-
                                                     vestment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

John J. Lee; 29                Vice President      Mr. Lee is a vice president and a manager of the mutual fund finance department
                                and Assistant        of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the
                                   Treasurer         financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutch-
                                                     ins or PaineWebber serves as investment adviser.

Dennis McCauley; 51              Vice President    Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 21 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Ann E. Moran; 41               Vice President      Ms. Moran is a vice president and a manager of the mutual fund finance
                                and Assistant        department of Mitchell Hutchins. Ms. Moran is a vice president and assistant
                                   Treasurer         treasurer of 31 investment companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Dianne E. O'Donnell; 46        Vice President      Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell
                                and Secretary        Hutchins. Ms. O'Donnell is a vice president and secretary of 30 investment companies and vice president and assistant secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Emil Polito; 37                  Vice President    Mr. Polito is a senior vice president and director of operations and control for
                                                     Mitchell Hutchins. From March 1991 to September 1993 he was director of the mutual funds sales support and service center for Mitchell Hutchins and
                                                     PaineWebber. Mr. Polito is vice president of 31 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as investment adviser.

Susan Ryan; 38                   Vice President    Ms. Ryan is a senior vice president and portfolio manager of Mitchell Hutchins and has been with Mitchell Hutchins since 1982. Ms. Ryan is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 47        Vice President    Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins.
                                                     Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms.
                                                     Schonfeld is a vice president of 30 investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Paul H. Schubert; 35           Vice President      Mr. Schubert is a senior vice president and the director of the mutual fund
                                and Treasurer         finance department of Mitchell Hutchins. From August 1992 to August 1994, he
                                                     was a vice president of BlackRock Financial Management, L.P. Mr. Schubert is a
                                                     vice president and treasurer of 31 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment adviser.

                                    POSITION                                     BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE        WITH THE FUND                                   OTHER DIRECTORSHIPS
-----------------------------  ------------------  --------------------------------------------------------------------------------
Barney A. Taglialatela; 37     Vice President      Mr. Taglialatela is a vice president and a manager of the mutual fund finance
                                and Assistant        department of Mitchell Hutchins. Prior to February 1995, he was a manager of
                                   Treasurer         the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr.
                                                     Taglialatela is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Keith A. Weller; 36            Vice President      Mr. Weller is a first vice president and associate general counsel of Mitchell
                                and Assistant        Hutchins. Prior to May 1995, he was an attorney in private practice. Mr.
                                   Secretary         Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

     The Fund pays directors who are not 'interested persons' of the Fund $1,000 annually and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All directors are reimbursed for any expenses incurred in attending meetings. Directors and officers of the Fund own in the aggregate less than 1% of the Fund's shares. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.

     The table below includes certain information relating to the compensation of the current directors of the Fund who held office with the Fund or with other PaineWebber funds during the Fund's last fiscal year.

                              COMPENSATION TABLE+

                                                TOTAL
                             AGGREGATE       COMPENSATION
                            COMPENSATION       FROM THE
                                FROM         FUND AND THE
NAME OF PERSON, POSITION     THE FUND*      FUND COMPLEX**
-------------------------   ------------    --------------
Richard Q. Armstrong,
  Director...............      $2,050          $ 94,885
Richard R. Burt,
  Director...............       1,900            87,085
Meyer Feldberg,
  Director...............       2,050           117,853
George W. Gowen,
  Director...............       2,346           101,567
Frederic V. Malek,
  Director...............       2,050            95,845
Carl W. Schafer,
  Director...............       2,050            94,885

------------------
 + Only independent board members are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended March 31, 1998.

** Represents total compensation paid to each director during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

     PaineWebber, 1285 Avenue of the Americas, New York, New York 10019, owned of record all of the Fund's shares as of July 21, 1998. None of the persons on whose behalf those shares were held was known by the Fund to own beneficially 5% or more of those shares.

                          INVESTMENT ADVISORY SERVICES

     PaineWebber acts as the Fund's investment adviser and administrator pursuant to a contract with the Fund dated July 23, 1987 ('PaineWebber Contract'). Under the PaineWebber Contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
Up to $500 million.............................   0.500 %
In excess of $500 million up to $1.0 billion...   0.425
In excess of $1.0 billion up to $1.5 billion...   0.390
In excess of $1.5 billion up to $2.0 billion...   0.380
In excess of $2.0 billion up to $2.5 billion...   0.350

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
In excess of $2.5 billion up to $3.5 billion...   0.345 %
In excess of $3.5 billion up to $4.0 billion...   0.325
In excess of $4.0 billion up to $4.5 billion...   0.315
In excess of $4.5 billion up to $5.0 billion...   0.300
In excess of $5.0 billion up to $5.5 billion...   0.290
In excess of $5.5 billion......................   0.280

     Services provided by PaineWebber under the PaineWebber Contract, some of which may be delegated to Mitchell Hutchins, as discussed below, include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Under the PaineWebber Contract, PaineWebber is also obligated to distribute the Fund's shares on an agency, or 'best efforts,' basis under which the Fund only issues such shares as are actually sold. Shares of the Fund are offered continuously. Under the PaineWebber Contract, during the fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid (or accrued) to PaineWebber investment advisory and administrative fees in the amount of $19,457,916, $19,013,158 and $16,998,964, respectively. During the fiscal year ended March 31, 1998, the Fund did not pay fees to PaineWebber for its services as lending agent because the Fund did not engage in any securities lending activities.

     Under a contract with PaineWebber dated July 23, 1987 ('Sub-Advisory Contract'), Mitchell Hutchins is responsible for the actual investment management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory Contract, PaineWebber (not the Fund) pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                  ANNUAL
AVERAGE DAILY NET ASSETS                           RATE
-----------------------------------------------   ------
Up to $500 million.............................   0.0900%
In excess of $500 million up to $1.0 billion...   0.0500
In excess of $1.0 billion up to $1.5 billion...   0.0400
In excess of $1.5 billion up to $2.0 billion...   0.0300
In excess of $2.0 billion up to $2.5 billion...   0.0250
In excess of $2.5 billion up to $3.5 billion...   0.0250
In excess of $3.5 billion up to $4.5 billion...   0.0200
In excess of $4.5 billion up to $5.5 billion...   0.0125
In excess of $5.5 billion......................   0.0100

     Under the Sub-Advisory Contract, during the fiscal years ended March 31, 1998, 1997 and 1996, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $1,734,233, $1,715,007 and $1,593,013, respectively.

     Under a contract with PaineWebber dated May 24, 1988 ('Sub-Administration Contract'), Mitchell Hutchins also serves as the Fund's sub-administrator. Under the Sub-Administration Contract, PaineWebber (not the Fund) pays Mitchell Hutchins 20% of the fees received by PaineWebber under the PaineWebber Contract, such amount to be paid monthly and reduced by any amount paid by PaineWebber in each such month under the

Sub-Advisory Contract. During the fiscal years ended March 31, 1998, 1997 and 1996, PaineWebber paid (or accrued) to Mitchell Hutchins sub-administration fees of $2,157,350, $2,087,625 and $1,806,780, respectively.

     Prior to August 1, 1997, PaineWebber provided certain services to the Fund not otherwise provided by the Fund's transfer agent. Pursuant to an agreement relating to those services, PaineWebber earned (or accrued) $1,002,742 for the period April 1, 1997 to July 31, 1997; $2,893,343 for the fiscal year ended March 31, 1997; and $2,762,836 for the fiscal year ended March 31, 1996. Effective August 1, 1997, PFPC (not the Fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

     Each of the advisory, sub-advisory and sub-administration contracts noted above provides that PaineWebber or Mitchell Hutchins, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins, in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The PaineWebber Contract also provides that PaineWebber shall not be liable for losses arising out of the receipt by PaineWebber of inadequate consideration in connection with an order to purchase Fund shares whether in the form of a fraudulent check, draft or wire; a check returned for insufficient funds; or any other such inadequate consideration (hereinafter 'check losses'), except under the circumstances noted above, but the Fund shall not be liable for check losses resulting from negligence on the part of PaineWebber. Each of the advisory, sub-advisory and sub-administration contracts is terminable by vote of the Fund's board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. Each of the advisory and sub-advisory contracts may also be terminated by PaineWebber or Mitchell Hutchins, as the case may be, on 90 days' written notice to the Fund. The sub-administration contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. Each of the advisory, sub-advisory and sub-administration contracts terminates automatically upon its assignment.

     Under the terms of the PaineWebber Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. Expenses borne by the Fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by PaineWebber; (c) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers who are not officers or employees of PaineWebber or interested persons (as defined in the 1940 Act) of any investment adviser or underwriter of the Fund ('Independent Directors'); (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors;
(i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

     The following table shows the approximate net assets as of June 30, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                           NET ASSETS
INVESTMENT CATEGORY                         ($ MIL)
----------------------------------------   ----------
Domestic (excluding Money Market).......   $  7,856.5
Global..................................      3,875.8
Equity/Balanced.........................      6,513.6
Fixed Income (excluding Money Market)...      5,218.7
     Taxable Fixed Income...............      3,641.0
     Tax-Free Fixed Income..............      1,577.7
Money Market Funds......................     28,628.1

     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

                             PORTFOLIO TRANSACTIONS

     The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     The Sub-Advisory Contract authorizes Mitchell Hutchins (with the approval of the Fund's board) to select brokers and dealers to execute purchases and sales of the Fund's portfolio securities. It directs Mitchell Hutchins to use its best efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Research services furnished by the dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. During its past three fiscal years, the Fund has not paid any brokerage commissions; therefore, it has not allocated any brokerage transactions for research, analysis, advice and similar services.

     Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     HOLDINGS OF REGULAR BROKER-DEALERS. As of March 31, 1998, the Fund held the following securities issued by entities which are regular broker-dealers for the Fund:

                ISSUER                             TYPE OF SECURITY                 VALUE
--------------------------------------  --------------------------------------   ------------
Bear Stearns Companies, Inc.            Short-Term Corporate Obligations         $200,300,000
Goldman Sachs Group L.P.                Commercial Paper                         $180,226,549
Merrill Lynch & Company Inc.            Commercial Paper                         $153,750,579
Merrill Lynch & Company Inc.            Short-Term Corporate Obligations         $ 50,000,000
Morgan Stanley Group Inc.               Short-Term Corporate Obligations         $ 70,000,000

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

     The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although the Fund attempts to maintain a constant net asset value of $1.00 per share.

     Under normal circumstances, the Fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of Fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.

                              VALUATION OF SHARES

     The Fund uses its best efforts to maintain its net asset value at $1.00 per share. The Fund's net asset value per share is determined by State Street Bank and Trust Company ('State Street') as of 2:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices, and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New

York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

     The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to the Fund's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The Fund's board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1%, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins determines (pursuant to delegated authority from the board) present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

     To continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).

     Dividends paid to a shareholder who, as to the United States, is a nonresident alien, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ('foreign shareholder') generally will be subject to a U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is 'effectively connected with the conduct of a U.S. trade or business,' in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is 'effectively connected' or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

                              CALCULATION OF YIELD

     The Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

     The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

     The Fund's yield and effective yield for the seven-day period ended March 31, 1998 were 5.10% and 5.22%, respectively.

     OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in the Fund will fluctuate. In Performance Advertisements, the Fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), IBC/Donoghue's Money Market Fund Report ('Donoghue'),

Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government-Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index and the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes(Registered) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government, and returns will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                               OTHER INFORMATION

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                               TABLE OF CONTENTS

                                                   Page
                                                   ----
Investment Policies and Restrictions............     1
Directors and Officers; Principal Holders of
  Securities....................................     6
Investment Advisory Services....................    12
Portfolio Transactions..........................    15
Additional Information Regarding Redemptions....    16
Valuation of Shares.............................    16
Taxes...........................................    17
Calculation of Yield............................    18
Other Information...............................    19
Financial Statements............................    19

(Copyright) 1998 PaineWebber Incorporated

PaineWebber
Cashfund, Inc.
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                   Statement of Additional Information
                                        August 1, 1998

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